HIGH INCOME
                              ---------------------
                              Opportunity Fund Inc.

                                   [GRAPHIC]

                                                                Quarterly Report
                                                                June 30, 2000

                                   [PHOTO]        [PHOTO]

                                   HEATH B.       JOHN C.
                                   MCLENDON       BIANCHI, CFA

                                   Chairman       Vice President
High Income
Opportunity
Fund Inc.

Dear Shareholder:

We are pleased to provide the quarterly report for the High Income Opportunity Fund Inc. ("Fund") for the nine months ended June 30, 2000. Any discussion of the Fund's holdings is as of June 30, 2000. Please refer to pages six through 18 for a list of the Fund's holdings.

During the past nine months, the Fund paid income dividends totaling $0.76 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its June 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price:(1)

         Price                Annualized                Nine-Month
       Per Share         Distribution Rate(2)         Total Return(2)
       ---------         --------------------         ---------------
       $9.85 (NAV)              10.23%                     2.73%
       $9.00 (NYSE)             11.20%                     7.49%

Performance Update

The Fund generated a return based on NAV of 2.73% for the past nine months. In comparison, the Lipper Inc. ("Lipper") peer group of non-leveraged, closed-end, high-yield bond funds returned a negative 1.00% for the same time period.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at its market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.084 for twelve months. This rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

Please note that past performance is not an indication of future results. (Lipper is an independent mutual fund-tracking organization.)

During the past nine months, we generated relatively competitive performance in comparison to our peer group, but unfortunately the Fund generated weak total returns on an absolute basis. The Fund benefited from its overweight in the telecommunications, energy, cable, media and technology sectors. We attribute the Fund's relatively overweight in middle-quality B rated issues to its negative performance. However, we are happy to report that there were no defaults in the portfolio despite the overall increase in defaults in the high-yield bond market.

Special Shareholder Notice -- Share Repurchase Program

We are pleased to report that we have continued our effort of reducing the Fund's shares' discount to NAV. This program, which commenced on October 19, 1999, is believed to be an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased and retired 3,003,100 shares with an average buyback price of $8.78 per share. As of June 30, 2000, this repurchase program has increased the Fund's shares' NAV by $0.06.

The Board of Directors ("Board") believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of increasing the Fund's per share NAV. However, there can be no assurance that the Board will continue this program.

Market and Economic Overview

The high-yield bond market rallied impressively in June as positive mutual fund flows and more stable interest rates improved overall market sentiment. Most of the major high-yield bond indices were up roughly 2% for the month of June, the highest monthly return since late 1998. However, since the other sectors of the bond market also rallied in June, spreads on high-yield bonds remained relatively wide against U.S. Treasuries at over 650 basis points.(3) Not surprisingly, the highest-quality, most liquid issues generated the strongest results while the lower-quality end of the market continued to labor under continued high default rates in the 5.00% range on an annualized basis.

----------
(3)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
2                                          2000 Quarterly Report to Shareholders

The best-performing segment of the high-yield bond market during the period were the highest-quality BB rated bonds. One of the most important aspects of the high-yield bond market, B rated issues, generated a negative 1.60% total return for the same time period. By far, the worst-performing credit segment of the high-yield bond market were the lower quality CCC rated issues which delivered negative total returns in the 4.50% to 5.00% range.

We believe the high-yield bond market is discounting a potential economic slowdown in the second half of this year, given the Federal Reserve Board's ("Fed") multiple increases in short-term interest rates during the period. In addition, the lower-quality end of the high-yield bond market has continued to be negatively impacted by meaningfully higher default rates.

The best-performing sectors of the high-yield bond market during the period were energy (oil and natural gas), technology, telecommunications, cable, media and operating utilities, which would fare better in an economic slowdown. The worst-performing sectors included basic materials, capital goods manufacturing, consumer related industries and transportation.

From a technical standpoint, the high-yield bond market witnessed much smaller new issuance as most companies either postponed new issues or elected to seek alternative forms of financing such as convertible bond offerings or bank loans. For the first six months of 2000, new issues totaled $25 billion, down from $58 billion last year. At the same time, a total of $6 billion was withdrawn from open-end high-yield bond mutual funds.

Despite this, we are confident that the high-yield bond market has discounted most of the negative sentiment concerning bond investing. We continue to believe that investing in high-yield bonds may represent a compelling opportunity for many long-term investors seeking income and total return.

Our goal over the near term is to continue to reallocate cash reserves into the more liquid issues that we believe offer the most upside price potential. We remain positive on the total return prospects for the high-yield bond market, yet we realize that until the Fed completes its recent round of interest rate increases, the overall performance of the bond markets may remain largely unchanged. While we are confident that the Fed may be close to completing its interest rate increases, it may decide to raise rates later in the year if indications of a slowdown in the growth of the U.S. economy do not become apparent.

And while the future is always uncertain, we remain confident that our patience may be rewarded later on this year since we expect that the Fed will be ultimately successful in limiting the amount of excess speculation in the financial markets.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Should you have any questions about your investment in the High Income Opportunity Fund Inc., please call PFPC Global Fund Services at 1-800-331-1710. Thank you for your continued confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon         /s/ John C. Bianchi

Heath B. McLendon             John C. Bianchi, CFA
Chairman                      Vice President

July 18, 2000


--------------------------------------------------------------------------------
4                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 31. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


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High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
CORPORATE BONDS & NOTES -- 95.1%

Aerospace -- 0.9%
                      BE Aerospace, Inc., Sr. Sub. Notes:
  1,025,000    B         9.875% due 2/1/06                           $   978,875
  1,990,000    B         8.000% due 3/1/08                             1,691,500
  1,235,000    B         9.500% due 11/1/08                            1,142,375
  2,005,000    B-     Dunlop Standard Aerospace, Sr. Notes,
                         11.875% due 5/15/09                           1,979,938
--------------------------------------------------------------------------------
                                                                       5,792,688
--------------------------------------------------------------------------------
Airlines -- 1.2%
  9,956,016    BB     Airplanes Pass-Through Trust, Series D,
                         Company Gauranteed, 10.875% due 3/15/12       8,088,168
--------------------------------------------------------------------------------
Aluminium -- 1.4%
                      Kaiser Aluminium Chemical Corp.:
                         Sr. Notes:
    435,000    B1*         Series B, 10.875% due 10/15/06                415,425
    755,000    B1*         Series D, 10.875% due 10/15/06                721,025
  9,175,000    B3*       Sr. Sub. Notes, 12.750% due 2/1/03            8,395,125
--------------------------------------------------------------------------------
                                                                       9,531,575
--------------------------------------------------------------------------------
Apparel -- 0.5%
  2,360,000    BB-    Levi Strauss Corp., Notes, 7.000% due 11/1/06    1,805,400
  1,120,000    BBB-   Tommy Hilfiger USA Inc., Company Guaranteed,
                         6.850% due 6/1/08                               722,400
    930,000    B-     Tropical Sportswear International Corp.,
                         Series A, Company Guaranteed, 11.000%
                         due 6/15/08                                     897,450
--------------------------------------------------------------------------------
                                                                       3,425,250
--------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.9%
  1,465,000    B      Collins & Aikman Products Co., Company
                         Guaranteed, 11.500% due 4/15/06               1,417,387
    995,000    B      Dura Operating Corp., Series B, Company
                         Guaranteed, 9.000% due 5/1/09                   870,625
                      Hayes Lemmerz International Inc., Company
                         Guaranteed:
  1,160,000    B         11.000% due 7/15/06                           1,145,500
  3,465,000    B         Series B, 8.250% due 12/15/08                 2,945,250
--------------------------------------------------------------------------------
                                                                       6,378,762
--------------------------------------------------------------------------------
Broadcasting -- 1.1%
  3,955,700    NR     AMFM Operating, Inc., Debentures,
                         12.625% due 10/31/06                          4,638,058
    890,000    B      Capstar Broadcasting Partners, Inc., Sr.
                         Discount Notes, step bond to yield 11.002%
                         due 2/1/09                                      823,250
                      Young Broadcasting Corp., Sr. Sub. Notes:
  1,140,000    B         11.750% due 11/15/04                          1,165,650
  1,055,000    B         10.125% due 2/15/05                           1,044,450
--------------------------------------------------------------------------------
                                                                       7,671,408
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+    RATING(a)                SECURITY                          VALUE
================================================================================
Building Materials -- 0.2%
  1,615,000      B-    Nortek, Inc., Sr. Sub. Notes, 9.875%
                          due 3/1/04                                 $ 1,542,325
--------------------------------------------------------------------------------
Building Products -- 1.0%
  1,320,000      B     Amatek Industries Property Ltd., Sr. Sub.
                          Notes, 12.000% due 2/15/08                   1,214,400
  2,020,000      B     Atrium Cos. Inc., Series B, Company
                          Guaranteed, 10.500% due 5/1/09               1,711,950
  3,915,000      B+    Nortek, Inc., Series B, Sr. Notes, 9.125%
                          due 9/1/07                                   3,640,950
--------------------------------------------------------------------------------
                                                                       6,567,300
--------------------------------------------------------------------------------
Cable Television -- 11.1%
  5,825,000      B+    Adelphia Communications Corp., Series B,
                          Sr. Notes, 8.375% due 2/1/08                 5,176,969
    890,000      CCC+  Cable Satisfaction International Inc.,
                          Sr. Notes, 12.750% due 3/1/10                  869,975
                       Century Communications Corp.:
  4,760,000      BB-      Series B, Sr. Discount Notes, step bond
                            to yield 10.670% due 1/15/08               1,975,400
                          Sr. Notes:
    700,000      BB-        9.750% due 2/15/02                           703,500
  3,640,000      BB-        8.750% due 10/1/07                         3,321,500
                       Charter Communications Holdings Capital LLC:
  8,500,000      B+       Sr. Discount Notes, step bond to yield
                            11.713% due 1/15/10 (b)                    4,876,875
  4,865,000      B+       Sr. Notes, 8.625% due 4/1/094,299,444
  3,625,000      BB-   CSC Holdings Inc., Sr. Sub. Debentures,
                          10.500% due 5/15/16                          3,869,687
  1,900,000 GBP  B-    Diamond Holdings PLC, Company Guaranteed,
                          10.000% due 2/1/08                           2,675,044
  1,410,000      B     EchoStar DBS Corp., Sr. Notes, 9.375%
                          due 2/1/09                                   1,360,650
  6,485,000      B-    NTL Inc., Series B, Sr. Notes, 11.500%
                          due 10/1/08                                  6,485,000
  7,260,000      BB-   Rogers Cablesystems, Ltd., Company
                          Guaranteed, 11.000% due 12/1/15              7,877,100
  3,650,000      B+    TeleWest Communications PLC, Sr. Notes,
                             11.250% due 11/1/08                       3,668,250
 23,485,000      B-    United International Holdings, Inc.,
                          Series B, Sr. Discount Notes, step bond
                          to yield 11.281% due 2/15/08                16,556,925
 22,000,000      B     United Pan Europe Communications NV,
                          Series B, Sr. Discount Notes, step bond
                          to yield 12.500% due 8/1/09                 11,165,000
--------------------------------------------------------------------------------
                                                                      74,881,319
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Casinos/Gambling -- 2.5%
    705,000       BB+    Circus Circus Enterprises Inc., Sr. Sub.
                             Debentures, 7.625% due 7/15/13         $    581,625
  3,880,000       B      Hollywood Casino Corp., Company
                             Guaranteed, 11.250% due 5/1/07            3,986,700
     43,406       NR     Jazz Casino Co. LLC, Sr. Sub. Notes,
                             5.867% due 11/15/09                           7,596
  1,915,000       B+     Station Casinos, Inc., Sr. Sub. Notes,
                             9.875% due 7/1/10 (b)                     1,929,363
                         Sun International Hotels Ltd.,
                             Company Guaranteed:
  3,445,000       Ba3*       9.000% due 3/15/07                        3,203,850
  3,710,000       Ba3*       8.625% due 12/15/07                       3,376,100
                         Venetian Casino Resort LLC, Company
                             Guaranteed:
  3,230,000       B-         12.250% due 11/15/043,278,450
    900,000       CCC+       10.000% due 11/15/05                        855,000
--------------------------------------------------------------------------------
                                                                      17,218,684
--------------------------------------------------------------------------------
Chemicals - Major -- 1.5%
                         Huntsman Corp.:
  3,880,000       B+         Company Guaranteed, 10.125%
                               due 7/1/09 (b)                          3,928,500
 17,800,000       B+         Sr. Discount Notes, 12.710%
                               due 12/31/09                            5,963,000
--------------------------------------------------------------------------------
                                                                       9,891,500
--------------------------------------------------------------------------------
Chemicals - Specialty -- 0.7%
  1,390,000       B      Avecia Group PLC, Company Guaranteed,
                             11.000% due 7/1/09                        1,369,150
  1,050,000 EUR   B+     Ineos Acrylics Finance, Company
                             Guaranteed, 10.250% due 5/15/10 (b)       1,036,724
  2,070,000       B+     Lyondell Chemical Co., Sr. Sub. Notes,
                             10.875% due 5/1/09                        2,064,825
--------------------------------------------------------------------------------
                                                                       4,470,699
--------------------------------------------------------------------------------
Coal Mining -- 0.1%
 4,750,000       Caa*   AEI Resources Inc., Company Guaranteed,
                             10.500% due 12/15/05 (b)                    973,750
--------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
 3,775,000        B      Columbus McKinnon Corp., Company
                             Guaranteed, 8.500% due 4/1/08             3,265,375
--------------------------------------------------------------------------------
Consumer Specialties -- 0.3%
  2,330,000       B      Jostens, Inc., 12.750% due 5/1/10 (c)         2,306,700
--------------------------------------------------------------------------------
Containers/Packaging -- 2.0%
  1,195,000       B      BWAY Corp., Series B, Company Guaranteed,
                             10.250% due 4/15/07                       1,153,175
  6,285,000       B      Stone Container Finance Corp., Company
                             Guaranteed, 11.500% due 8/15/06 (b)       6,536,400
  3,725,000       B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                             10.500% due 9/1/03                        3,408,375
  2,080,000       B-     Tekni-Plex, Inc., Sr. Sub. Notes,
                             12.750% due 6/15/10                       2,090,400
--------------------------------------------------------------------------------
                                                                      13,188,350
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Contract Drilling -- 2.0%
                      Parker Drilling Co.:
   595,000     B-        5.500% due 8/1/04                            $  490,131
 2,035,000     B+        Series D, Company Guaranteed,
                         9.750% due 11/15/06                           1,979,038
 3,490,000     BB     Pride International, Inc., Sr. Notes,
                         10.000% due 6/1/09                            3,612,150
 3,375,000     Ba3*   R&B Falcon Co., Sr. Notes, 12.250%
                         due 3/15/06                                   3,695,625
 3,095,000     BB-    RBF Finance Co., Company Guaranteed,
                         11.375% due 3/15/09                           3,373,550
--------------------------------------------------------------------------------
                                                                      13,150,494
--------------------------------------------------------------------------------
Discount Stores -- 0.8%
 3,340,000     B+     Ames Department Stores, Inc., Sr. Notes,
                            10.000% due 4/15/06                        2,037,400
 2,900,000     BB+    Kmart Corp., Debentures, 12.500% due 3/1/05      3,175,500
--------------------------------------------------------------------------------
                                                                       5,212,900
--------------------------------------------------------------------------------
Diversified Commercial Services -- 1.5%
 4,950,000     B2*    Intertek Finance PLC, Series B, Company
                         Guaranteed, 10.250% due 11/1/06               4,083,750
 6,675,000     B-     Outsourcing Solutions Inc., Series B, Sr.
                         Sub. Notes, 11.000% due 11/1/06               5,840,625
--------------------------------------------------------------------------------
                                                                       9,924,375
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                      Amresco, Inc., Sr. Sub. Notes:
 1,850,000     Caa*      Series 97-A, 10.000% due 3/15/04                943,500
 1,890,000     Caa*      Series 98-A, 9.875% due 3/15/05                 963,900
--------------------------------------------------------------------------------
                                                                       1,907,400
--------------------------------------------------------------------------------
Diversified Manufacturing -- 0.9%
 1,175,000     B-     Blount Inc., Company Guaranteed,
                         13.000% due 8/1/09                            1,204,375
 4,475,000     B+     Park-Ohio Industries Inc., Sr. Sub. Notes,
                         9.250% due 12/1/07                            3,960,375
 1,165,000     B      Polymer Group, Inc., Series B, Company
                         Guaranteed, 9.000% due 7/1/07                   996,075
--------------------------------------------------------------------------------
                                                                       6,160,825
--------------------------------------------------------------------------------
Drugs - Generic -- 1.0%
 6,890,000     BB        ICN Pharmaceuticals, Inc., Series B,
                         Sr. Notes, 9.250% due 8/15/05                 6,855,550
--------------------------------------------------------------------------------
Electronic Components -- 1.0%
 2,996,000     B+     Celestica International Inc., Sr. Sub. Notes,
                         10.500% due 12/31/06                          3,145,800
 3,445,000     Ba3*   Flextronics International Ltd., Sr. Sub.
                         Notes, 9.875% due 7/1/10 (b)                  3,488,063
--------------------------------------------------------------------------------
                                                                       6,633,863
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Engineering & Construction -- 0.7%
 1,285,000   B-    American Plumbing & Mechanical Inc., Series B,
                      Company Guaranteed, 11.625% due 10/15/08       $ 1,204,687
 1,700,000   BB-   Integrated Electrical Services, Inc., Series B,
                      Company Guaranteed, 9.375% due 2/1/09            1,385,500
 2,155,000   B-    Orius Capital Corp., Sr. Sub. Notes,
                       2.750% due 2/1/10 (b)                           2,230,425
--------------------------------------------------------------------------------
                                                                       4,820,612
--------------------------------------------------------------------------------
Environmental Services -- 3.1%
                   Allied Waste Corp., Series B, Company Guaranteed:
 2,305,000   BB       7.875% due 1/1/09                                1,976,538
13,425,000   B+       10.000% due 8/1/09                              11,277,000
 1,670,000   B+    IT Group, Inc., Series B, Company Guaranteed,
                      11.250% due 4/1/09                               1,503,000
 3,280,000   CCC+  Metal Management, Inc., Company Guaranteed,
                      10.000% due 5/15/08                              1,820,400
 3,870,000   B+    URS Corp., Series B, Sr. Sub. Notes, 12.250%
                      due 5/1/09                                       3,986,100
--------------------------------------------------------------------------------
                                                                      20,563,038
--------------------------------------------------------------------------------
Food Distributors -- 2.4%
 2,625,000   B-    Agrilink Foods Inc., Company Guaranteed,
                      11.875% due 11/1/08                              2,060,625
 5,975,000   B2*   Carrols Corp., Company Guaranteed, 9.500%
                      due 12/1/08                                      5,019,000
 2,215,000   B     International Home Foods, Inc., Company
                      Guaranteed, 10.375% due 11/1/06                  2,381,125
 2,535,000   B-    Premier International Foods PLC, Sr. Notes,
                      12.000% due 9/1/09 (b)                           2,281,500
 4,870,000   B     SC International Services, Inc., Series B,
                      Company Guaranteed, 9.250% due 9/1/07            4,650,850
--------------------------------------------------------------------------------
                                                                      16,393,100
--------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.6%
 4,575,000   B-    B&G Foods Inc., Company Guaranteed, 9.625%
                      due 8/1/07                                       3,225,375
 5,340,000   B2*   Imperial Holly Corp., Company Guaranteed,
                      9.750% due 12/15/07                              1,047,975
--------------------------------------------------------------------------------
                                                                       4,273,350
--------------------------------------------------------------------------------
Forest Products -- 1.0%
 4,955,000   B     Ainsworth Lumber Co. Ltd., Sr. Notes,
                      12.500% due 7/15/07                              4,942,613
 2,070,000   B+    Millar Western Forest, Sr. Notes, 9.875%
                      due 5/15/08                                      1,945,800
--------------------------------------------------------------------------------
                                                                       6,888,413
--------------------------------------------------------------------------------
Health Industry Services -- 0.3%
 2,115,000   BBB   Healthsouth Corp., Sr. Notes, 6.875% due 6/15/05    1,813,613
--------------------------------------------------------------------------------
Home Furnishing -- 0.3%
 2,130,000   B     Falcon Products, Inc., Series B, Company
                      Guaranteed, 11.375% due 6/15/09                  2,042,137
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Homebuilding -- 0.8%
 1,760,000   Ba1*   D.R. Horton, Inc., Company Guaranteed,
                       8.000% due 2/1/09                             $ 1,540,000
 3,810,000   BB+    Lennar Corp., Sr. Notes, 9.950% due 5/1/10 (b)     3,771,900
--------------------------------------------------------------------------------
                                                                       5,311,900
--------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.7%
 4,810,000   Ba3*   Fresenius Medical Care Capital Trust I,
                       Company Guaranteed, Trust Preferred
                       Securities, 9.000% due 12/1/06                  4,581,525
--------------------------------------------------------------------------------
Hotel/Resort -- 1.6%
 1,765,000   B-     Courtyard By Marriott II LP, Series B, Sr.
                       Notes, 10.750% due 2/1/08                       1,734,113
 2,825,000   BB     HMH Properties, Inc., Series C, Sr. Notes,
                       8.450% due 12/1/08                              2,630,781
                    Intrawest Corp., Sr. Notes:
 3,150,000   B+        9.750% due 8/15/08 (b)                          3,134,250
 3,490,000   B+        10.500% due 2/1/10                              3,577,250
--------------------------------------------------------------------------------
                                                                      11,076,394
--------------------------------------------------------------------------------
Internet Services -- 5.2%
   920,000   NR     Colo.com, 13.875% due 3/15/10 (c)                    993,600
 1,705,000   Caa*   Cybernet Internet Services International,
                       Sr. Notes, 14.000% due 7/1/09                     861,025
                    Exodus Communications Inc., Sr. Notes:
 4,350,000   B         10.750% due 12/15/09                            4,219,500
 5,640,000   B         11.625% due 7/15/10 (b)                         5,682,300
                    PSINet Inc., Sr. Notes:
 1,970,000   B-        11.500% due 11/1/08                             1,861,650
 9,380,000   B-        11.000% due 8/1/09                              8,723,400
 4,445,000   B3*    Rhythms NetConnections Inc., Sr. Notes,
                       14.000% due 2/15/10 (b)                         3,244,850
                    Verio Inc., Sr. Notes:
 3,545,000   B-        11.250% due 12/1/08                             3,996,987
 3,530,000   B-        10.625% due 11/15/09 (b)                        3,931,537
 2,605,000   CCC+   WAM!NET Inc., Series B, Company Guaranteed,
                       step bond to yield 12.812% due 3/1/05           1,475,081
--------------------------------------------------------------------------------
                                                                      34,989,930
--------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.9%
 6,600,000   B-     Premier Parks Inc., Sr. Discount Notes,
                       step bond to yield 11.391% due 4/1/08           4,512,750
 1,340,000   B-     SFX Entertainment, Inc., Series B, Company
                       Guaranteed, 9.125% due 2/1/08                   1,353,400
--------------------------------------------------------------------------------
                                                                       5,866,150
--------------------------------------------------------------------------------
Medical Specialties -- 0.6%
 4,380,000   B-     Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                       11.250% due 6/15/09                             3,832,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Multi-Sector Companies -- 0.6%
 3,865,000   B-     Triarc Consumer Beverage, Company Guaranteed,
                       10.250% due 2/15/09                           $ 3,758,713
--------------------------------------------------------------------------------
Newspapers -- 0.6%
 4,295,000   B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
                       8.625% due 7/1/11                               3,758,125
--------------------------------------------------------------------------------
Oil & Gas Production -- 3.4%
                    Belco Oil & Gas Corp., Series B:
 1,200,000   B1*       Company Guaranteed, 10.500% due 4/1/06          1,213,500
 2,195,000   B1*       Sr. Sub. Notes, 8.875% due 9/15/07              2,041,350
   645,000   B      Canadian Forest Oil Ltd., Company Guaranteed,
                       8.750% due 9/15/07                                609,525
 3,850,000   B      Chesapeake Energy Corp., Series B, Company
                       Guaranteed, 9.625% due 5/1/05                   3,753,750
 3,780,000   B      Forest Oil Corp., Company Guaranteed,
                       10.500% due 1/15/06                             3,865,050
 1,250,000   B      Huston Exploration Corp., Series B, Sr. Sub.
                       Notes, 8.625% due 1/1/08                        1,168,750
 4,225,000   B+     Nuevo Energy Co., Series B, Sr. Sub. Notes,
                       9.500% due 6/1/08                               4,193,312
                    Plains Resources, Company Guaranteed:
 1,190,000   B2*       10.250% due 3/15/06 (b)                         1,204,875
   395,000   B2*       Series B, 10.250% due 3/15/06                     399,938
   950,000   B-     Range Resources Corp., Company Guaranteed,
                       8.750% due 1/15/07                                821,750
 2,555,000   B      Stone Energy Corp., Company Guaranteed,
                       8.750% due 9/15/07                              2,440,025
 1,165,000   B+     Vintage Petroleum, Inc., Sr. Sub. Notes,
                       9.750% due 6/30/09                              1,191,213
--------------------------------------------------------------------------------
                                                                      22,903,038
--------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.3%
 2,175,000   BB-    Leviathan Gas Pipeline Partners, LP, Series B,
                       Company Guaranteed, 10.375% due 6/1/09          2,207,625
--------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.2%
 1,830,000   B      Clark USA Inc., Series B, Sr. Notes, 10.875%
                       due 12/1/05                                     1,015,650
--------------------------------------------------------------------------------
Paper -- 2.4%
 3,005,000   B      Doman Industries Ltd., Sr. Notes, 8.750%
                       due 3/15/04                                     2,343,900
 5,515,000   CCC+   Repap New Brunswick Inc., Sr. Notes,
                       10.625% due 4/15/05                             4,880,775
                    Riverwood International Corp., Company
                       Guaranteed:
 3,430,000   B-        10.625% due 8/1/07                              3,344,250
 5,820,000   CCC+      10.875% due 4/1/08                              5,150,700
   231,750   NR     SD Warren Co., Debentures, 14.000%
                       due 12/15/06                                      257,242
--------------------------------------------------------------------------------
                                                                      15,976,867
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Pharmaceuticals -- 0.5%
 3,510,000       B     King Pharmaceuticals, Inc., Company
                          Guaranteed, 10.750% due 2/15/09            $ 3,632,850
--------------------------------------------------------------------------------
Photographic Products -- 0.6%
 3,820,000       BB-   Polaroid Corp., Sr. Notes, 11.500%
                          due 2/15/06                                  3,991,900
--------------------------------------------------------------------------------
Printing/Forms -- 0.2%
   900,000 GBP   B     Polestar Corp. PLC, Series B, Sr. Notes,
                          10.500% due 5/30/08                        1,294,376
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT) -- 0.4%
 4,000,000       NR    Ocwen Asset Investment Corp., Sr. Notes,
                          11.500% due 7/1/05                           2,980,000
--------------------------------------------------------------------------------
Rental/Leasing Companies -- 1.0%
 2,085,000       BB-   Avis Rent a Car, Inc., Company Guaranteed,
                          11.000% due 5/1/09                           2,184,038
   820,000       B     NationsRent, Inc., Company Guaranteed,
                          10.375% due 12/15/08                           528,900
                       United Rentals, Inc., Series B, Company
                          Guaranteed:
 2,500,000       BB-      9.250% due 1/15/09                           2,268,750
 2,120,000       BB-      9.000% due 4/1/09                            1,886,800
--------------------------------------------------------------------------------
                                                                       6,868,488
--------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.4%
 3,065,000       B-    Advance Stores Co., Inc., Series B, Company
                          Guaranteed, 10.250% due 4/15/08              2,543,950
--------------------------------------------------------------------------------
Savings & Loan Associations -- 0.8%
                       Ocwen Capital Trust I Corp.:
 5,500,000       B2*      Company Guaranteed, 10.875% due 8/1/27       2,942,500
 2,600,000       B+       Notes, 11.875% due 10/1/03                   2,379,000
--------------------------------------------------------------------------------
                                                                       5,321,500
--------------------------------------------------------------------------------
Semiconductors -- 1.4%
   865,000       B1*   Amkor Technologies, Inc., Sr. Sub. Notes,
                          10.500% due 5/1/09                             870,406
 6,510,000       B     Fairchild Semiconductor Corp., Sr. Sub.
                          Notes, 10.125% due 3/15/07                   6,607,650
 1,800,000       B     SCG Holding & Semiconductor Co., Company
                          Guaranteed, 12.000% due 8/1/09               1,930,500
--------------------------------------------------------------------------------
                                                                       9,408,556
--------------------------------------------------------------------------------
Steel/Iron Ore -- 1.0%
 1,875,000       BB-   LTV Corp., Company Guaranteed,
                          11.750% due 11/15/09 (b)                     1,584,375
   425,000       B+    Russel Metals Inc./RMI USA LLC,
                          10.000% due 6/1/09 (c)                         406,406
 4,075,000       B+    WCI Steel, Inc., Series B, Sr.
                          Notes, 10.000%  due 12/1/04                  3,810,125
 1,065,000       B-    WHX Corp., Sr. Notes, 10.500% due 4/15/05         836,025
--------------------------------------------------------------------------------
                                                                       6,636,931
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Telecommunications - Other -- 14.7%
 2,255,000       B+    Call-Net Enterprises, Inc., Sr. Notes,
                          9.375% due 5/15/09                         $ 1,398,100
 1,250,000 EUR   B+    Esat Telecom Group PLC, Sr. Notes,
                          11.875% due 11/1/09                          1,500,805
                       Esprit Telecom Group PLC, Sr. Notes:
 3,900,000       B-       11.500% due 12/15/07                         2,788,500
 4,000,000 DEM   B-       11.500% due 12/15/07                         1,480,102
 2,250,000       B-       10.875% due 6/15/08                          1,541,250
 2,000,000 EUR   B     Flag Telecom Holdings Ltd., Sr. Notes,
                       11.625% due 3/30/10 (b)                         1,754,235
                       Focal Communications Corp.:
 2,320,000       B        Company Guaranteed, 11.875% due
                            1/15/10 (b)                                2,343,200
 2,250,000       B        Series B, Sr. Discount Notes, Step
                            bond to yield 13.097% due 2/15/08          1,530,000
 4,100,000       BB    Global Crossing Holdings Ltd., Sr. Notes,
                          9.500% due 11/15/09 (b)                      3,977,000
 3,400,000 EUR   B     Global TeleSystems Inc., Bonds, 11.000%
                          due 12/1/09 (b)                              2,558,498
 2,490,000       CCC+  GT Group Telecom Inc., step bond to yield
                          13.250% due 2/1/10 (c)                       1,394,400
                       Hermes Europe Railtel B.V., Sr. Notes:
 1,645,000       B        11.500% due 8/15/07                          1,414,700
 7,345,000       B        10.375% due 1/15/09                          6,022,900
 1,885,000       B-    ICG Holdings Inc., Sr. Discount Notes,
                          step bond to yield 13.181% due 9/15/05       1,833,163
                       Jazztel PLC, Sr. Notes:
 2,300,000 EUR   CCC+     13.250% due 12/15/09 (b)                     1,995,322
 1,500,000 EUR   CCC+     14.000% due 7/15/10 (b)                      1,452,276
                       KMC Telecom Holdings, Inc.:
 4,030,000       B-       Sr. Discount Notes, step bond to yield
                            15.899% due 2/15/08                        1,914,250
 2,865,000       B-       Sr. Notes, 13.500% due 5/15/09               2,535,525
                       Level 3 Communications, Inc.:
12,055,000       B        Sr. Discount Notes, step bond to yield
                            12.846% due 3/15/10 (b)                    6,660,387
 5,300,000 EUR   B        Sr. Notes, 11.250% due 3/15/10 (b)           4,978,959
 1,260,000       CCC+  Madison River Capital, Sr. Notes, 13.250%
                          due 3/1/10 (b)                               1,592,800
 2,215,000       B+    McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09   2,004,575
 3,765,000       B-    MGC Communications Inc., Sr. Notes,
                          13.000% due 4/1/10                           3,557,925
                       NEXTLINK Communications, Inc.:
                          Sr. Discount Notes:
 7,000,000       B          Step bond to yield 12.051% due 6/1/09      4,340,000
 8,045,000       B          Step bond to yield 12.567% due
                              12/1/09 (b)                              4,666,100
                          Sr. Notes:
 4,610,000       B          12.500% due 4/15/06                        4,840,500
 3,020,000       B          10.750% due 6/1/09                         2,989,800
 6,035,000       B-    Primus Telecommunications Group, Inc.,
                          Sr. Notes, 11.750% due 8/1/04                4,858,175

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2000 Quarterly Report to Shareholders

15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Telecommunications - Other -- 14.7% (continued)
 3,260,000      B-    Tele1 Europe B.V., Sr. Notes, 13.000%
                         due 5/15/09                                 $ 3,325,200
                      Versatel Telecom International NV,
                         Sr. Notes:
   625,000      Caa*     13.250% due 5/15/08                             639,063
 3,700,000 EUR  B-       11.250% due 3/30/10 (b)                       3,342,871
 7,500,000      B-     Viatel, Inc., Sr. Notes, 11.500% due 3/15/09    5,850,000
 6,575,000      B-     World Access, Inc., Series B, Sr. Notes,
                            13.250% due 1/15/08                        5,917,500
--------------------------------------------------------------------------------
                                                                      98,998,081
--------------------------------------------------------------------------------
Telephone - Cellular -- 10.8%
 3,620,000      CCC   AirGate PCS, Inc., Sr. Sub. Notes,
                         step bond to yield 13.238% due 10/1/09        2,063,400
 6,925,000      CCC+  Alamosa PCS Holdings, Inc., Company Guaranteed,
                         step bond to yield 13.411% due 2/15/10        3,635,625
 1,125,000      B-    Centennial Cellular Corp., Sr. Sub. Notes,
                         10.750% due 12/15/08                          1,098,281
                      Clearnet Communications:
 5,250,000 CAD  B        Sr. Discount Notes, step bond to yield
                           13.450% due 5/15/08                         2,232,233
 3,000,000      NR       Sr. Secured Notes, 10.125% due 7/7/07 (b)     2,983,500
                      Crown Castle International Corp.:
 6,425,000      B        Sr. Discount Notes, step bond to yield
                           11.322% due 5/15/11                         3,959,406
 1,630,000      B        Sr. Notes, 10.750% due 8/1/11                 1,660,563
 2,655,000      NR    Dobson/Sygnet Corp., Sr. Notes, 12.250%
                         due 12/15/08                                  2,840,850
 4,790,000      B-    Microcell Telecommunications Inc., Sr. Discount
                         Notes, step bond to yield 11.757% due 6/1/09  3,173,375
 8,690,000      B-    Millicom International Cellular S.A., Sr.
                         Discount Notes, step bond to yield 14.059%
                         due 6/1/06                                    7,429,950
                      Nextel Communications, Inc.:
                         Sr. Discount Notes:
 7,365,000      B1*        Step bond to yield 10.985% due 9/15/07      5,818,350
16,735,000      B1*        Step bond to yield 10.915% due 2/15/08     12,342,063
 2,280,000      B1*      Sr. Notes, 9.375% due 11/15/09                2,188,800
 1,985,000      NR    Spectrasite Holdings, Inc., Sr. Discount
                         Notes, step bond to yield 11.250%
                         due 4/15/09                                   1,171,150
                      Telesystem International Wireless Inc.,
                         Sr. Discount Notes:
 8,160,000      CCC+       Series B, step bond to yield 13.368%
                           due 6/30/07                                 5,712,000
 3,825,000      CCC+       Series C, step bond to yield 12.641%
                           due 11/1/07                                 2,314,125
 4,305,000      B3*   Triton PCS, Inc., Company Guaranteed,
                         step bond to yield 11.513% due 5/1/08         3,142,650
                      VoiceStream Wireless Corp.:
 1,760,000      B2*      Series A, Sr. Notes, 11.625% due 8/15/06      1,909,600
 2,515,000      B2*      Sr. Discount Notes, step bond to yield
                           11.875% due 11/15/09                        1,703,912

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT+   RATING(a)                 SECURITY                          VALUE
================================================================================
Telephone - Cellular -- 10.8% (continued)
   935,000      B2*      Sr. Notes, 11.500% due 9/15/09 (b)         $  1,005,125
                      Winstar Communications Inc.:
 4,315,000      B-       Sr. Discount Notes, step bond to yield
                           15.313% due 4/15/10 (b)                     2,028,050
 2,585,000      B-       Sr. Notes, 12.750% due 4/15/10 (b)            2,423,437
--------------------------------------------------------------------------------
                                                                      72,836,445
--------------------------------------------------------------------------------
Textiles -- 0.5%
 4,000,000 CAD  B3*      Texon International PLC, Sr. Notes,
                         10.000% due 2/1/08                            1,832,974
 2,150,000      BB       WestPoint Stevens Inc., Sr. Notes,
                         7.875% due 6/15/05                            1,806,000
--------------------------------------------------------------------------------
                                                                       3,638,974
--------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
 2,125,000      B-    Oglebay Norton Co., Sr. Sub. Notes,
                      10.000% due 2/1/09                               1,944,375
--------------------------------------------------------------------------------
Unregulated Power Generation -- 3.1%
                      AES Corp.:
 8,995,000      Ba1*     Sr. Notes, 9.500% due 6/1/09                  8,860,075
 6,250,000      Ba3*     Sr. Sub. Notes, 10.250% due 7/15/06           6,265,625
 5,375,000      BB    Calpine Corp., Sr. Notes, 10.500% due 5/15/06    5,616,875
--------------------------------------------------------------------------------
                                                                      20,742,575
--------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
 1,775,000      B     Buhrmann US, Inc., Company Guaranteed,
                         12.250% due 11/1/09 (b)                       1,872,625
--------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $682,892,951)                         639,823,566
================================================================================
   SHARES                      SECURITY                                 VALUE
================================================================================
COMMON STOCK -- 0.1%
Telecommunications - Other -- 0.0%
    20,125            Pagemart Nationwide, Inc. (b)                      201,250
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
    20,659            World Access, Inc.                                 228,540
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $574,570)                                 429,790
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                 VALUE
================================================================================
PREFERRED STOCK -- 0.0%
Electronic Components -- 0.0%
     4,113       Viasystems Group Inc., Payment-in-kind, Series B     $   74,039
--------------------------------------------------------------------------------
Savings & Loan Associations -- 0.0%
     3,100       California Federal Preferred Capital Corp.,
                    Series A, Exchangeable 9.125%                         65,681
--------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
        88       Dobson Communications Corp., Payment-in-kind,
                    Exchangeable 13.000%                                   9,130
--------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCK
                 (Cost -- $139,589)                                      148,850
================================================================================
WARRANTS (d) -- 0.5%
Broadcasting -- 0.1%
    14,825       UIH Australia/Pacific, Inc., Expire 5/15/06             444,750
--------------------------------------------------------------------------------
Cable-- 0.0%
       890       Cable Satisfaction Corp., Expire 3/1/10                  24,920
--------------------------------------------------------------------------------
Internet Services -- 0.2%
     1,705       Cybernet Internet Services Inc., Expire 7/1/09           51,150
     6,975       Splitrock Services, Inc., Expire 7/15/08              1,300,838
    13,950       WAM!NET Inc., Expire 3/1/05 (b)                         162,169
--------------------------------------------------------------------------------
                                                                       1,514,157
--------------------------------------------------------------------------------
Paper -- 0.0%
     8,175       SDW Holdings Corp., Expire 12/15/06 (b)                 143,880
--------------------------------------------------------------------------------
Printing/Forms -- 0.0%
     1,765       Merrill Corp., Expire 5/1/09                                177
--------------------------------------------------------------------------------
Telecommunications - Other -- 0.1%
    43,470       Pagemart, Inc., Expire 12/31/03                         347,760
     6,975       RSL Communications, Ltd., Expire 11/15/06               319,978
--------------------------------------------------------------------------------
                                                                         667,738
--------------------------------------------------------------------------------
Telephone - Cellular -- 0.1%
     3,485       AirGate PCS Inc., Expire 10/1/09                        409,487
     6,725       Iridium World Communications Ltd., Expire
                    7/15/05 (b)                                               67
--------------------------------------------------------------------------------
                                                                         409,554
--------------------------------------------------------------------------------
                 TOTAL WARRANTS
                 (Cost -- $1,426,397)                                  3,205,176
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                       SECURITY                                  VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.3%
$29,219,000    Goldman Sachs & Co., 6.450% due 7/3/00; Proceeds
                 at maturity -- $29,234,705; (Fully collateralized
                 by U.S. Treasury Bills, Notes and Bonds, 0.000%
                 to 12.000% due 8/15/00 to 11/15/28; Market
                 value -- $29,803,403) (Cost -- $29,219,000)        $ 29,219,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $714,252,507**)                             $672,826,382
================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security has been issued with attached warrants.
(d)   Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 19 for definition of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      CAD -- Canadian Dollar.
      DEM -- German Mark.
      EUR -- Euro.
      GBP -- British Pound.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB        --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B      --  Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and CCC        predominantly speculative with respect to capacity to pay
               interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa        --  Bonds rated "Baa" are considered to be medium grade obligations;
               that is, they are neither highly protected nor poorly secured.
               Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
               These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa        --  Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR         --  Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $714,252,507)                          $ 672,826,382
   Cash                                                                            468
   Receivable for open forward foreign currency contracts (Note 8)              33,670
   Interest and dividends receivable                                        14,720,502
   Receivable for securities sold                                            6,907,244
--------------------------------------------------------------------------------------
   Total Assets                                                            694,488,266
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                          9,865,007
   Dividends payable                                                         1,787,743
   Management fees payable                                                     642,922
   Payable for open forward foreign currency contracts (Note 8)                 55,860
   Accrued expenses                                                            157,773
--------------------------------------------------------------------------------------
   Total Liabilities                                                        12,509,305
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 681,978,961
======================================================================================
NET ASSETS:
   Par value of capital shares                                           $      69,227
   Capital paid in excess of par value                                     872,884,799
   Undistributed net investment income                                       2,247,318
   Accumulated net realized loss from security transactions               (151,756,452)
   Net unrealized depreciation of investments and foreign currencies       (41,465,931)
--------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $9.85 per share on 69,227,252 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)          $ 681,978,961
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2000

INVESTMENT INCOME:
   Interest                                                        $ 60,713,825
   Dividends                                                            439,303
-------------------------------------------------------------------------------
   Total Investment Income                                           61,153,128
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           6,232,327
   Shareholder communications                                           145,316
   Shareholder and system servicing fees                                 63,373
   Custody                                                               40,538
   Audit and legal                                                       34,452
   Directors' fees                                                        8,258
   Other                                                                 53,397
-------------------------------------------------------------------------------
   Total Expenses                                                     6,577,661
-------------------------------------------------------------------------------
Net Investment Income                                                54,575,467
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        (51,732,711)
     Foreign currency transactions                                    2,200,841
-------------------------------------------------------------------------------
   Net Realized Loss                                                (49,531,870)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments
   and Foreign Currencies:
     Beginning of period                                            (43,005,972)
     End of period                                                  (41,465,931)
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                            1,540,041
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (47,991,829)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,583,638
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2000 (unaudited) and the Year Ended September 30, 1999

                                                             2000              1999
=========================================================================================
OPERATIONS:
  Net investment income                                  $  54,575,467      $  73,859,720
  Net realized loss                                        (49,531,870)       (41,919,147)
  (Increase) decrease in net unrealized depreciation         1,540,041        (14,161,100)
-----------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                     6,583,638         17,779,473
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (53,139,970)       (74,284,603)
  Capital                                                           --           (454,788)
-----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (53,139,970)       (74,739,391)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Treasury stock acquired                                  (26,425,102)                --
  Net asset value of shares issued
    for reinvestment of dividends                                   --          2,293,455
-----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                (26,425,102)         2,293,455
-----------------------------------------------------------------------------------------
Decrease in Net Assets                                     (72,981,434)       (54,666,463)

NET ASSETS:
  Beginning of period                                      754,960,395        809,626,858
-----------------------------------------------------------------------------------------
  End of period*                                         $ 681,978,961      $ 754,960,395
=========================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                            $   2,247,318      $  (1,389,020)
=========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income regulations. Accordingly, a portion of overdistributed net investment income tax and net realized gains amounting to $454,788 and $7,233, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets,


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the nine months ended June 30, 2000, the aggregate cost of pur chases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $356,685,789
--------------------------------------------------------------------------------
Sales                                                                391,903,613
================================================================================

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,298,486
Gross unrealized depreciation                                       (52,724,611)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(41,426,125)
================================================================================


--------------------------------------------------------------------------------
24                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At September 30, 1999, the Fund had, for Federal tax purposes, approximately $65,210,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                       2003            2004             2007
================================================================================
Carryforward Amounts               $16,016,600      $38,118,000      $11,075,400
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2000, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the nine months ended June 30, 2000, the Fund did not write any call or put option contracts.


--------------------------------------------------------------------------------
26                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At June 30, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is re flected as follows:

                                    Local         Market      Settlement     Unrealized
Foreign Currency                  Currency         Value         Date        Gain (Loss)
=========================================================================================
To Buy:
Euro                              1,986,094     $ 1,903,866       7/5/00     $    26,961
-----------------------------------------------------------------------------------------
To Sell:
British Pound                     2,612,500      3,969,5611      2/22/00         (41,144)
Canadian Dollar                   3,307,500       2,241,838      12/8/00           6,709
Euro                             11,672,702      11,303,726     12/15/00         (14,716)
-----------------------------------------------------------------------------------------
                                                                                 (49,151)
-----------------------------------------------------------------------------------------
Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                         $   (22,190)
=========================================================================================

9. Capital Shares

At June 30, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On October 19, 1999, the Fund commenced a share repurchase plan. As of June 30, 2000, repurchased shares totaled 3,003,100 with a total cost of $26,425,102.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                  2000(1)         1999         1998          1997          1996          1995
=================================================================================================================
Net Asset Value,
  Beginning of Period             $10.45         $11.24       $ 12.43       $ 11.72       $ 11.48       $ 11.20
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income             0.81           1.03          1.08          1.15          1.14          1.14
  Net realized and unrealized
  gain (loss)                      (0.69)         (0.79)        (1.14)         0.68          0.22          0.28
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   0.12           0.24         (0.06)         1.83          1.36          1.42
-----------------------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                 0.04             --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.76)         (1.03)        (1.13)        (1.12)        (1.12)        (1.12)
  Capital                             --          (0.00)*          --            --            --         (0.02)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                (0.76)         (1.03)        (1.13)        (1.12)        (1.12)        (1.14)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                   $ 9.85         $10.45       $ 11.24       $ 12.43       $ 11.72       $ 11.48
-----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)          7.49%++       (9.36)%       (1.65)%       18.18%        21.07%         9.90%
-----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)      32.73%++        2.74%        (0.58)%       16.48%        12.86%        13.99%
-----------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)        $  682         $  755       $   810       $   883       $   819       $   802
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.22%+         1.20%         1.18%         1.21%         1.21%         1.20%
  Net investment income            10.10+          9.28          8.81          9.63          9.85         10.02
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               53%            83%           98%           87%           73%           59%
-----------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                   $9.000         $9.125       $11.125       $12.438       $11.500       $10.500
=================================================================================================================

(1)   For the nine months ended June 30, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
28                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                        NYSE           Net Asset       Dividend     Reinvestment
                    Closing Price        Value           Paid           Price
================================================================================
1998
  October 28           $11.69           $12.30          $0.0930        $12.200
  November 24           12.31            12.23           0.0930         12.230
  December 22           12.44            12.26           0.0930         12.260
  December 31           12.50            12.24           0.0375         12.240
  January 27            12.63            12.24           0.0930         12.240
  February 24           12.69            12.30           0.0930         12.300
  March 24              11.88            12.29           0.0930         11.990
  April 21              11.94            12.32           0.0890         11.880
  May 26                11.50            12.25           0.0890         11.930
  June 23               11.81            12.16           0.0890         11.900
  July 28               11.56            12.21           0.0890         11.790
  August 25             11.69            11.82           0.0890         10.810
  September 22          10.69            11.16           0.0890         10.850
1999
  October 27            11.06            10.73           0.0890         10.730
  November 23           11.19            11.29           0.0890         11.150
  December 21           10.44            11.18           0.0890         10.610
  January 26            10.38            11.30           0.0860         10.390
  February 23           10.50            11.16           0.0860         10.560
  March 23              10.69            11.15           0.0860         10.570
  April 27              10.50            11.27           0.0860         10.720
  May 25                10.38            10.97           0.0860         10.530
  June 22               10.44            10.80           0.0860         10.450
  July 23               10.19            10.83           0.0840          9.860
  August 20              9.31            10.55           0.0840          9.460
  September 17           9.00            10.46           0.0840          9.040
2000
  October 22             8.63            10.36           0.0840          9.190
  November 18            8.94            10.40           0.0840          8.570
  December 22            8.56            10.49           0.0840          8.490
  January 21             9.00            10.42           0.0840          8.940
  February 17            8.56            10.35           0.0840          8.430
  March 24               8.63            10.07           0.0840          8.570
  April 20               8.63             9.96           0.0840          8.670
  May 19                 8.81             9.71           0.0840          8.850
  June 23                9.00             9.85           0.0840          9.070
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 23, 2000, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan, as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                           Shares        Percentage     Shares       Percentage
                            Voted         of Shares      Voted        of Shares
Name of Directors*           For           Voted        Against         Voted
================================================================================
Heath B. McLendon       66,260,425.057     98.177%    1,230,404.269       1.823%
Roderick C. Rasmussen   66,225,233.057     98.125     1,265,596.269       1.875
John P. Toolan          66,123,119.283     97.973     1,367,710.043       2.027
================================================================================

The results of the vote on Proposal 2 were as follows:

      Shares      Percentage    Shares      Percentage                Percentage
      Voted       of Shares      Voted      of Shares     Shares       of Shares
       For          Voted       Against       Voted     Abstaining     Abstained
================================================================================
 66,525,198.300    98.569%    323,025.109    0.479%     642,605.917     0.952%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Lee Abraham, Allan J. Bloostein, Jane F. Dasher, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin.


--------------------------------------------------------------------------------
30                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to share holders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unautited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
32                                         2000 Quarterly Report to Shareholders